Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of June 30, 2015

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2014 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford Re”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford Re. As such, 100% of the results of Watford Re are included in the Company’s consolidated financial statements. The portion of Watford Re’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, the Company reflects Watford Re’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford Re.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

The financial highlights below exclude amounts reflected in the ‘other’ segment (Watford Re):	Three Months Ended			Six Months Ended
	June 30,			June 30,
(U.S. Dollars in thousands, except share data)	2015	2014	Change	2015	2014	Change
Underwriting results:
Gross premiums written	$1,155,253	$1,256,934	(8.1)%	$2,466,931	$2,552,070	(3.3)%
Net premiums written	823,392	920,126	(10.5)%	1,765,809	1,952,922	(9.6)%
Net premiums earned	836,249	894,172	(6.5)%	1,674,247	1,751,786	(4.4)%
Underwriting income	108,343	125,133	(13.4)%	223,046	258,711	(13.8)%

Loss ratio	52.8%	53.4%	(0.6)	52.9%	52.1%	0.8
Acquisition expense ratio	17.4%	17.2%	0.2	17.2%	17.9%	(0.7)
Other operating expense ratio	17.7%	15.6%	2.1	17.6%	15.5%	2.1
Combined ratio	87.9%	86.2%	1.7	87.7%	85.5%	2.2

Net investment income	$67,171	$72,458	(7.3)%	$137,459	$139,451	(1.4)%
Per diluted share	$0.53	$0.53	—%	$1.08	$1.02	5.9%

Net income available to Arch common shareholders	$110,305	$202,531	(45.5)%	$388,157	$379,547	2.3%
Per diluted share	$0.88	$1.48	(40.5)%	$3.05	$2.78	9.7%

After-tax operating income available to Arch common shareholders (1)	$145,956	$160,669	(9.2)%	$295,802	$325,073	(9.0)%
Per diluted share	$1.16	$1.17	(0.9)%	$2.33	$2.38	(2.1)%

Comprehensive income available to Arch	$24,208	$318,180	(92.4)%	$336,711	$549,435	(38.7)%

Cash flow from operations	$231,762	$254,168	(8.8)%	$247,361	$451,563	(45.2)%

Diluted weighted average common shares and common share equivalents outstanding	125,885,420	136,889,944	(8.0)%	127,156,713	136,716,889	(7.0)%

Financial measures:
Change in book value per common share during period	(0.6)%	5.3%	(5.9)	4.2%	9.8%	(5.6)

Annualized operating return on average common equity	9.9%	11.2%	(1.3)	10.2%	11.6%	(1.4)

Total return on investments (2)
Including effects of foreign exchange	(0.04)%	1.80%	-184 bps	1.07%	2.84%	-177 bps
Excluding effects of foreign exchange	(0.38)%	1.63%	-201 bps	1.68%	2.67%	-99 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Revenues
Net premiums written	$943,580	$1,066,995	$895,481	$959,539	$971,928	$2,010,575	$2,036,918
Change in unearned premiums	(142)	(156,731)	27,684	(55,888)	(64,776)	(156,873)	(269,986)
Net premiums earned	943,438	910,264	923,165	903,651	907,152	1,853,702	1,766,932
Net investment income	86,963	78,994	82,496	80,105	72,990	165,957	139,984
Net realized gains (losses)	(35,725)	83,348	10,561	18,515	54,144	47,623	73,841
Net impairment losses recognized in earnings	(1,113)	(5,799)	(3,837)	(8,593)	(14,749)	(6,912)	(17,720)
Other underwriting income	7,717	11,536	4,825	1,702	2,033	19,253	3,615
Equity in net income of investment funds accounted for using the equity method	16,167	5,889	2,424	4,966	9,240	22,056	12,493
Other income (loss)	2,205	(1,888)	(5,183)	(7,815)	4,850	317	2,746
Total revenues	1,019,652	1,082,344	1,014,451	992,531	1,035,660	2,101,996	1,981,891

Expenses
Losses and loss adjustment expenses	(519,426)	(493,716)	(495,819)	(501,673)	(485,518)	(1,013,142)	(921,758)
Acquisition expenses	(175,425)	(163,076)	(175,215)	(163,547)	(158,158)	(338,501)	(318,500)
Other operating expenses	(168,608)	(157,882)	(154,595)	(149,480)	(156,350)	(326,490)	(302,149)
Interest expense	(4,011)	(12,736)	(12,744)	(4,152)	(14,334)	(16,747)	(28,738)
Net foreign exchange gains (losses)	(19,583)	66,501	36,570	56,031	(2,294)	46,918	(8,857)
Total expenses	(887,053)	(760,909)	(801,803)	(762,821)	(816,654)	(1,647,962)	(1,580,002)

Income before income taxes	132,599	321,435	212,648	229,710	219,006	454,034	401,889
Income tax expense	(6,780)	(12,678)	(5,514)	(6,446)	(7,289)	(19,458)	(11,027)
Net income	125,819	308,757	207,134	223,264	211,717	434,576	390,862
Amounts attributable to noncontrolling interests	(10,029)	(25,421)	8,030	5,411	(3,701)	(35,450)	(346)
Net income attributable to Arch	115,790	283,336	215,164	228,675	208,016	399,126	390,516
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net income available to Arch common shareholders	$110,305	$277,852	$209,679	$223,191	$202,531	$388,157	$379,547

Comprehensive income available to Arch	$24,208	$312,503	$241,834	$96,978	$318,180	$336,711	$549,435

Net income per common share
Basic	$0.91	$2.24	$1.65	$1.69	$1.53	$3.16	$2.87
Diluted	$0.88	$2.16	$1.60	$1.64	$1.48	$3.05	$2.78

Weighted average common shares and common share equivalents outstanding
Basic	121,719,214	124,209,276	126,857,041	131,945,962	132,650,634	122,957,384	132,256,462
Diluted	125,885,420	128,451,054	130,855,218	135,876,605	136,889,944	127,156,713	136,716,889

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,927,603	$10,427,810	$10,750,770	$10,733,382	$10,714,532
Short-term investments available for sale, at fair value	875,727	855,032	797,226	748,659	977,058
Investment of funds received under securities lending, at fair value	377,897	257,059	44,301	104,252	82,603
Equity securities available for sale, at fair value	701,623	687,713	658,182	582,075	608,820
Other investments available for sale, at fair value	377,677	329,677	296,224	431,833	457,567
Investments accounted for using the fair value option	2,613,487	2,421,522	2,425,053	2,198,693	2,041,018
Investments accounted for using the equity method	472,926	412,367	349,014	307,252	281,464
Total investments	15,346,940	15,391,180	15,320,770	15,106,146	15,163,062
Cash	525,074	471,012	485,702	663,726	926,443
Accrued investment income	80,129	73,282	74,316	65,042	64,869
Fixed maturities and short-term investments pledged under securities lending, at fair value	373,969	253,115	50,802	107,547	87,031
Premiums receivable	1,181,636	1,116,389	948,695	1,027,204	1,098,692
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,831,227	1,788,619	1,812,845	1,814,190	1,796,403
Contractholder receivables	1,393,138	1,339,433	1,309,192	1,286,799	1,234,392
Prepaid reinsurance premiums	442,141	421,908	377,078	404,661	430,214
Deferred acquisition costs, net	448,647	442,775	414,525	409,174	399,385
Receivable for securities sold	454,057	400,113	78,170	672,259	261,669
Goodwill and intangible assets	102,518	106,745	109,539	111,528	118,721
Other assets	905,449	1,050,520	1,024,447	939,951	986,566
Total assets	$23,084,925	$22,855,091	$22,006,081	$22,608,227	$22,567,447

Liabilities
Reserve for losses and loss adjustment expenses	$9,082,281	$8,928,950	$9,036,448	$8,958,734	$9,018,989
Unearned premiums	2,442,923	2,400,834	2,231,578	2,303,247	2,299,692
Reinsurance balances payable	252,462	200,444	219,312	244,379	263,347
Contractholder payables	1,393,138	1,339,433	1,309,192	1,286,799	1,234,392
Deposit accounting liabilities	277,523	284,828	327,384	349,850	397,337
Senior notes	791,222	791,181	791,141	791,101	791,062
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	383,965	263,216	50,529	110,736	89,298
Payable for securities purchased	468,015	554,625	128,413	740,953	552,075
Other liabilities	756,005	693,680	693,438	639,943	580,190
Total liabilities	15,947,534	15,557,191	14,887,435	15,525,742	15,326,382

Redeemable noncontrolling interests	204,996	219,604	219,512	219,419	219,326

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	576	573	572	571	570
Additional paid-in capital	437,533	399,757	383,073	366,408	353,208
Retained earnings	7,242,728	7,132,423	6,854,571	6,644,892	6,421,701
Accumulated other comprehensive income, net of deferred income tax	66,441	158,023	128,856	102,186	233,883
Common shares held in treasury, at cost	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)
Total shareholders’ equity available to Arch	6,137,515	6,288,702	6,130,053	6,081,046	6,229,399
Non-redeemable noncontrolling interests	794,880	789,594	769,081	782,020	792,340
Total shareholders’ equity	6,932,395	7,078,296	6,899,134	6,863,066	7,021,739
Total liabilities, noncontrolling interests and shareholders’ equity	$23,084,925	$22,855,091	$22,006,081	$22,608,227	$22,567,447

Common shares outstanding, net of treasury shares	122,403,909	124,760,841	127,367,934	130,700,619	135,030,886
Book value per common share (1)	$47.49	$47.80	$45.58	$44.04	$43.73

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	573	572	571	570	567	572	565
Common shares issued, net	3	1	1	1	3	4	5
Balance at end of period	576	573	572	571	570	576	570

Additional Paid-in Capital
Balance at beginning of period	399,757	383,073	366,408	353,208	320,503	383,073	299,517
Common shares issued, net	7,378	—	3,189	41	6,360	7,378	6,360
Exercise of stock options	6,256	3,368	3,771	3,658	3,179	9,624	11,233
Amortization of share-based compensation	22,806	13,238	9,671	9,491	21,452	36,044	35,627
Other	1,336	78	34	10	1,714	1,414	471
Balance at end of period	437,533	399,757	383,073	366,408	353,208	437,533	353,208

Retained Earnings
Balance at beginning of period	7,132,423	6,854,571	6,644,892	6,421,701	6,219,170	6,854,571	6,042,154
Net income	125,819	308,757	207,134	223,264	211,717	434,576	390,862
Amounts attributable to noncontrolling interests	(10,029)	(25,421)	8,030	5,411	(3,701)	(35,450)	(346)
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Balance at end of period	7,242,728	7,132,423	6,854,571	6,644,892	6,421,701	7,242,728	6,421,701

Accumulated Other Comprehensive Income
Balance at beginning of period	158,023	128,856	102,186	233,883	123,719	128,856	74,964
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	213,522	161,598	122,837	230,939	130,796	161,598	80,692
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	(103,149)	53,372	39,081	(108,102)	100,143	(49,777)	150,247
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(13)	(1,448)	(320)	—	—	(1,461)	—
Balance at end of period	110,360	213,522	161,598	122,837	230,939	110,360	230,939
Foreign currency translation adjustments:
Balance at beginning of period	(55,499)	(32,742)	(20,651)	2,944	(7,077)	(32,742)	(5,728)
Foreign currency translation adjustments	11,580	(22,757)	(12,091)	(23,595)	10,021	(11,177)	8,672
Balance at end of period	(43,919)	(55,499)	(32,742)	(20,651)	2,944	(43,919)	2,944
Balance at end of period	66,441	158,023	128,856	102,186	233,883	66,441	233,883

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)	(1,562,019)	(1,094,704)
Shares repurchased for treasury	(207,689)	(165,055)	(204,008)	(253,048)	(8,137)	(372,744)	(10,259)
Balance at end of period	(1,934,763)	(1,727,074)	(1,562,019)	(1,358,011)	(1,104,963)	(1,934,763)	(1,104,963)

Total shareholders’ equity available to Arch	6,137,515	6,288,702	6,130,053	6,081,046	6,229,399	6,137,515	6,229,399
Non-redeemable noncontrolling interests	794,880	789,594	769,081	782,020	792,340	794,880	792,340
Total shareholders’ equity	$6,932,395	$7,078,296	$6,899,134	$6,863,066	$7,021,739	$6,932,395	$7,021,739

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Operating Activities
Net income	$125,819	$308,757	$207,134	$223,264	$211,717	$434,576	$390,862
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	27,089	(87,907)	(14,478)	(25,513)	(65,153)	(60,818)	(87,520)
Net impairment losses included in earnings	1,113	5,799	3,837	8,593	14,749	6,912	17,720
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	(8,379)	(1,970)	9,556	3,919	(9,694)	(10,349)	(135)
Share-based compensation	22,806	13,238	9,671	9,491	21,452	36,044	35,627
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	37,289	54,327	61,956	33,781	50,148	91,616	60,474
Unearned premiums, net of prepaid reinsurance premiums	142	156,731	(27,684)	55,888	64,776	156,873	269,986
Premiums receivable	(14,395)	(192,247)	62,731	46,187	(83,337)	(206,642)	(325,953)
Deferred acquisition costs, net	(2,705)	(36,304)	(9,464)	(16,298)	(13,834)	(39,009)	(55,822)
Reinsurance balances payable	35,679	(16,022)	(22,922)	(16,182)	60,375	19,657	65,803
Other liabilities	(45,985)	(48,856)	(16,132)	74,756	(16,152)	(94,841)	43,133
Other items, net	121,265	(70,085)	(26,734)	(51,290)	19,847	51,180	38,888
Net Cash Provided By Operating Activities	299,738	85,461	237,471	346,596	254,894	385,199	453,063
Investing Activities
Purchases of fixed maturity investments	(7,610,660)	(7,030,731)	(6,714,417)	(7,719,114)	(7,180,677)	(14,641,391)	(14,311,748)
Purchases of equity securities	(162,672)	(125,863)	(154,239)	(191,891)	(85,460)	(288,535)	(174,687)
Purchases of other investments	(588,283)	(685,497)	(660,790)	(573,704)	(718,533)	(1,273,780)	(1,022,987)
Proceeds from sales of fixed maturity investments	7,498,060	6,857,459	6,538,323	7,080,015	6,190,573	14,355,519	13,204,854
Proceeds from sales of equity securities	146,437	125,906	106,328	206,347	49,073	272,343	98,687
Proceeds from sales, redemptions and maturities of other investments	473,412	605,263	612,099	412,194	287,531	1,078,675	618,707
Proceeds from redemptions and maturities of fixed maturities	202,327	272,657	126,266	204,689	263,556	474,984	432,040
Proceeds from investment in joint venture	40,000	—	—	—	—	40,000	—
Net sales (purchases) of short-term investments	(62,576)	66,283	(101,262)	248,084	274,042	3,707	430,304
Change in cash collateral related to securities lending	(12,800)	(5,529)	60,207	(21,438)	14,032	(18,329)	18,701
Purchase of business, net of cash acquired	3,250	(2,432)	(1,528)	—	—	818	(235,578)
Purchases of furniture, equipment and other	(10,268)	(32,897)	(5,308)	(4,215)	(4,978)	(43,165)	(10,360)
Net Cash Provided By (Used For) Investing Activities	(83,773)	44,619	(194,321)	(359,033)	(910,841)	(39,154)	(952,067)
Financing Activities
Purchases of common shares under share repurchase program	(198,979)	(162,898)	(202,218)	(251,919)	—	(361,877)	—
Proceeds from common shares issued, net	2,590	(412)	3,579	727	(500)	2,178	2,521
Change in cash collateral related to securities lending	12,800	5,529	(60,207)	21,438	(14,032)	18,329	(18,701)
Third party investment in non-redeemable noncontrolling interests	—	—	—	—	—	—	796,903
Third party investment in redeemable noncontrolling interests	—	—	—	—	32,340	—	219,233
Dividends paid to redeemable noncontrolling interests	(4,497)	(4,816)	(4,816)	(4,816)	(4,816)	(9,313)	(4,816)
Other	25,239	29,779	58,414	1,853	3,006	55,018	4,706
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
Net Cash Provided By (Used For) Financing Activities	(168,332)	(138,302)	(210,733)	(238,201)	10,513	(306,634)	988,877
Effects of exchange rate changes on foreign currency cash	6,429	(6,468)	(10,441)	(12,079)	2,272	(39)	2,513
Increase (decrease) in cash	54,062	(14,690)	(178,024)	(262,717)	(643,162)	39,372	492,386
Cash beginning of period	471,012	485,702	663,726	926,443	1,569,605	485,702	434,057
Cash end of period	$525,074	$471,012	$485,702	$663,726	$926,443	$525,074	$926,443
Income taxes paid, net	$22,423	$3,569	$7,588	$5,056	$6,679	$25,992	$8,279
Interest paid	$24,565	$511	$24,318	$415	$21,292	$25,076	$21,696

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for proportional motor and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment includes the results of Arch Mortgage Insurance Company (“Arch MI U.S.”), a leading provider of mortgage insurance products and services to the U.S. marketplace, along with the Company’s other global mortgage insurance, reinsurance and risk-sharing products. Arch MI U.S. is approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”).

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$744,810	$342,101	$68,572	$1,155,253	$127,954	$1,199,209
Premiums ceded	(235,743)	(89,446)	(6,902)	(331,861)	(7,766)	(255,629)
Net premiums written	509,067	252,655	61,670	823,392	120,188	943,580
Change in unearned premiums	758	21,310	(9,211)	12,857	(12,999)	(142)
Net premiums earned	509,825	273,965	52,459	836,249	107,189	943,438
Other underwriting income	521	2,658	3,686	6,865	852	7,717
Losses and loss adjustment expenses	(320,926)	(111,183)	(9,639)	(441,748)	(77,678)	(519,426)
Acquisition expenses, net	(76,723)	(58,360)	(10,200)	(145,283)	(30,142)	(175,425)
Other operating expenses	(89,054)	(39,007)	(19,679)	(147,740)	(3,450)	(151,190)
Underwriting income (loss)	$23,643	$68,073	$16,627	108,343	(3,229)	105,114

Net investment income				67,171	19,792	86,963
Net realized gains (losses)				(26,860)	(8,865)	(35,725)
Net impairment losses recognized in earnings				(1,113)	—	(1,113)
Equity in net income of investment funds accounted for using the equity method				16,167	—	16,167
Other income (loss)				2,205	—	2,205
Other expenses				(17,418)	—	(17,418)
Interest expense				(4,011)	—	(4,011)
Net foreign exchange gains (losses)				(22,571)	2,988	(19,583)
Income before income taxes				121,913	10,686	132,599
Income tax expense				(6,780)	—	(6,780)
Net income				115,133	10,686	125,819
Dividends attributable to redeemable noncontrolling interests				—	(4,743)	(4,743)
Amounts attributable to nonredeemable noncontrolling interests				—	(5,286)	(5,286)
Net income available to Arch				115,133	657	115,790
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$109,648	$657	$110,305

Underwriting Ratios
Loss ratio	62.9%	40.6%	18.4%	52.8%	72.5%	55.1%
Acquisition expense ratio	15.0%	21.3%	19.4%	17.4%	28.1%	18.6%
Other operating expense ratio	17.5%	14.2%	37.5%	17.7%	3.2%	16.0%
Combined ratio	95.4%	76.1%	75.3%	87.9%	103.8%	89.7%

Net premiums written to gross premiums written	68.3%	73.9%	89.9%	71.3%	93.9%	78.7%

Total investable assets				$14,513,554	$1,340,574	$15,854,128
Total assets				21,323,611	1,761,314	23,084,925
Total liabilities				15,299,256	648,278	15,947,534

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	June 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$852,231	$349,841	$55,476	$1,256,934	$54,562	$1,271,761
Premiums ceded	(273,349)	(58,994)	(5,079)	(336,808)	(2,760)	(299,833)
Net premiums written	578,882	290,847	50,397	920,126	51,802	971,928
Change in unearned premiums	(71,170)	44,780	436	(25,954)	(38,822)	(64,776)
Net premiums earned	507,712	335,627	50,833	894,172	12,980	907,152
Other underwriting income	514	303	1,216	2,033	—	2,033
Losses and loss adjustment expenses	(311,526)	(150,325)	(15,473)	(477,324)	(8,194)	(485,518)
Acquisition expenses, net	(76,449)	(66,035)	(11,481)	(153,965)	(4,193)	(158,158)
Other operating expenses	(85,829)	(37,666)	(16,288)	(139,783)	(1,635)	(141,418)
Underwriting income (loss)	$34,422	$81,904	$8,807	125,133	(1,042)	124,091

Net investment income				72,458	532	72,990
Net realized gains (losses)				50,966	3,178	54,144
Net impairment losses recognized in earnings				(14,749)	—	(14,749)
Equity in net income of investment funds accounted for using the equity method				9,240	—	9,240
Other income (loss)				4,850	—	4,850
Other expenses				(15,279)	347	(14,932)
Interest expense				(14,334)	—	(14,334)
Net foreign exchange gains (losses)				(2,764)	470	(2,294)
Income before income taxes				215,521	3,485	219,006
Income tax expense				(7,289)	—	(7,289)
Net income				208,232	3,485	211,717
Dividends attributable to redeemable noncontrolling interests				—	(4,857)	(4,857)
Amounts attributable to nonredeemable noncontrolling interests				—	1,156	1,156
Net income available to Arch				208,232	(216)	208,016
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$202,747	$(216)	$202,531

Underwriting Ratios
Loss ratio	61.4%	44.8%	30.4%	53.4%	63.1%	53.5%
Acquisition expense ratio	15.1%	19.7%	22.6%	17.2%	32.3%	17.4%
Other operating expense ratio	16.9%	11.2%	32.0%	15.6%	12.6%	15.6%
Combined ratio	93.4%	75.7%	85.0%	86.2%	108.0%	86.5%

Net premiums written to gross premiums written	67.9%	83.1%	90.8%	73.2%	94.9%	76.4%

Total investable assets				$14,688,808	$1,114,719	$15,803,527
Total assets				21,204,129	1,363,318	22,567,447
Total liabilities				15,072,875	253,507	15,326,382

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2015
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$1,510,963	$827,213	$129,113	$2,466,931	$256,587	$2,541,231
Premiums ceded	(459,893)	(226,015)	(15,572)	(701,122)	(11,821)	(530,656)
Net premiums written	1,051,070	601,198	113,541	1,765,809	244,766	2,010,575
Change in unearned premiums	(33,331)	(47,516)	(10,715)	(91,562)	(65,311)	(156,873)
Net premiums earned	1,017,739	553,682	102,826	1,674,247	179,455	1,853,702
Other underwriting income	948	4,087	11,404	16,439	2,814	19,253
Losses and loss adjustment expenses	(638,822)	(223,715)	(23,448)	(885,985)	(127,157)	(1,013,142)
Acquisition expenses, net	(151,801)	(114,964)	(20,618)	(287,383)	(51,118)	(338,501)
Other operating expenses	(177,173)	(77,051)	(40,048)	(294,272)	(5,455)	(299,727)
Underwriting income (loss)	$50,891	$142,039	$30,116	223,046	(1,461)	221,585

Net investment income				137,459	28,498	165,957
Net realized gains (losses)				38,649	8,974	47,623
Net impairment losses recognized in earnings				(6,912)	—	(6,912)
Equity in net income of investment funds accounted for using the equity method				22,056	—	22,056
Other income (loss)				317	—	317
Other expenses				(26,763)	—	(26,763)
Interest expense				(16,747)	—	(16,747)
Net foreign exchange gains (losses)				44,282	2,636	46,918
Income before income taxes				415,387	38,647	454,034
Income tax expense				(19,458)	—	(19,458)
Net income				395,929	38,647	434,576
Dividends attributable to redeemable noncontrolling interests				—	(9,651)	(9,651)
Amounts attributable to nonredeemable noncontrolling interests				—	(25,799)	(25,799)
Net income available to Arch				395,929	3,197	399,126
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$384,960	$3,197	$388,157

Underwriting Ratios
Loss ratio	62.8%	40.4%	22.8%	52.9%	70.9%	54.7%
Acquisition expense ratio	14.9%	20.8%	20.1%	17.2%	28.5%	18.3%
Other operating expense ratio	17.4%	13.9%	38.9%	17.6%	3.0%	16.2%
Combined ratio	95.1%	75.1%	81.8%	87.7%	102.4%	89.2%

Net premiums written to gross premiums written	69.6%	72.7%	87.9%	71.6%	95.4%	79.1%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Six Months Ended
	June 30, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total
Gross premiums written (1)	$1,582,877	$866,894	$103,383	$2,552,070	$86,756	$2,566,897
Premiums ceded	(458,393)	(132,121)	(9,718)	(599,148)	(2,760)	(529,979)
Net premiums written	1,124,484	734,773	93,665	1,952,922	83,996	2,036,918
Change in unearned premiums	(139,271)	(57,798)	(4,067)	(201,136)	(68,850)	(269,986)
Net premiums earned	985,213	676,975	89,598	1,751,786	15,146	1,766,932
Other underwriting income	1,014	619	1,982	3,615	—	3,615
Losses and loss adjustment expenses	(598,296)	(289,961)	(23,951)	(912,208)	(9,550)	(921,758)
Acquisition expenses, net	(153,381)	(139,468)	(20,635)	(313,484)	(5,016)	(318,500)
Other operating expenses	(166,973)	(73,861)	(30,164)	(270,998)	(2,744)	(273,742)
Underwriting income (loss)	$67,577	$174,304	$16,830	258,711	(2,164)	256,547

Net investment income				139,451	533	139,984
Net realized gains (losses)				70,663	3,178	73,841
Net impairment losses recognized in earnings				(17,720)	—	(17,720)
Equity in net income of investment funds accounted for using the equity method				12,493	—	12,493
Other income (loss)				2,746	—	2,746
Other expenses				(26,078)	(2,329)	(28,407)
Interest expense				(28,738)	—	(28,738)
Net foreign exchange gains (losses)				(9,420)	563	(8,857)
Income before income taxes				402,108	(219)	401,889
Income tax expense				(11,027)	—	(11,027)
Net income				391,081	(219)	390,862
Dividends attributable to redeemable noncontrolling interests				—	(4,909)	(4,909)
Amounts attributable to nonredeemable noncontrolling interests				—	4,563	4,563
Net income available to Arch				391,081	(565)	390,516
Preferred dividends				(10,969)	—	(10,969)
Net income available to Arch common shareholders				$380,112	$(565)	$379,547

Underwriting Ratios
Loss ratio	60.7%	42.8%	26.7%	52.1%	63.1%	52.2%
Acquisition expense ratio	15.6%	20.6%	23.0%	17.9%	33.1%	18.0%
Other operating expense ratio	16.9%	10.9%	33.7%	15.5%	18.1%	15.5%
Combined ratio	93.2%	74.3%	83.4%	85.5%	114.3%	85.7%

Net premiums written to gross premiums written	71.0%	84.8%	90.6%	76.5%	96.8%	79.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Gross premiums written	$744,810	$766,153	$699,109	$726,683	$852,231	$1,510,963	$1,582,877
Premiums ceded	(235,743)	(224,150)	(215,933)	(187,689)	(273,349)	(459,893)	(458,393)
Net premiums written	509,067	542,003	483,176	538,994	578,882	1,051,070	1,124,484
Change in unearned premiums	758	(34,089)	29,594	(19,607)	(71,170)	(33,331)	(139,271)
Net premiums earned	509,825	507,914	512,770	519,387	507,712	1,017,739	985,213
Other underwriting income	521	427	622	499	514	948	1,014
Losses and loss adjustment expenses	(320,926)	(317,896)	(324,338)	(338,319)	(311,526)	(638,822)	(598,296)
Acquisition expenses, net	(76,723)	(75,078)	(81,152)	(81,775)	(76,449)	(151,801)	(153,381)
Other operating expenses	(89,054)	(88,119)	(85,046)	(83,138)	(85,829)	(177,173)	(166,973)
Underwriting income	$23,643	$27,248	$22,856	$16,654	$34,422	$50,891	$67,577

Underwriting Ratios
Loss ratio	62.9%	62.6%	63.3%	65.1%	61.4%	62.8%	60.7%
Acquisition expense ratio	15.0%	14.8%	15.8%	15.7%	15.1%	14.9%	15.6%
Other operating expense ratio	17.5%	17.3%	16.6%	16.0%	16.9%	17.4%	16.9%
Combined ratio	95.4%	94.7%	95.7%	96.8%	93.4%	95.1%	93.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.2%	0.6%	1.1%	0.4%	0.7%	0.9%	0.6%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(3.4)%	(1.0)%	(1.8)%	(1.6)%	(3.2)%	(2.2)%	(2.7)%
Combined ratio excluding catastrophic activity and prior year development (1)	97.6%	95.1%	96.4%	98.0%	95.9%	96.4%	95.3%

Net premiums written to gross premiums written	68.3%	70.7%	69.1%	74.2%	67.9%	69.6%	71.0%

(1)	See Comments on Regulation G.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2015		2015		2014		2014		2014		2015		2014
Net premiums written
Programs	$106,179	20.9%	$118,197	21.8%	$102,391	21.2%	$129,227	24.0%	$126,722	21.9%	$224,376	21.3%	$248,962	22.1%
Professional lines (1)	100,100	19.7%	111,178	20.5%	119,487	24.7%	119,798	22.2%	114,411	19.8%	211,278	20.1%	237,319	21.1%
Construction and national accounts	77,096	15.1%	96,503	17.8%	56,984	11.8%	55,342	10.3%	79,171	13.7%	173,599	16.5%	174,668	15.5%
Property, energy, marine and aviation	62,049	12.2%	58,667	10.8%	43,869	9.1%	53,485	9.9%	84,530	14.6%	120,716	11.5%	147,286	13.1%
Excess and surplus casualty (2)	53,971	10.6%	49,370	9.1%	59,238	12.3%	50,552	9.4%	58,789	10.2%	103,341	9.8%	102,729	9.1%
Travel, accident and health	35,416	7.0%	38,912	7.2%	26,001	5.4%	44,500	8.3%	34,393	5.9%	74,328	7.1%	75,231	6.7%
Lenders products	24,011	4.7%	22,816	4.2%	25,693	5.3%	27,799	5.2%	24,909	4.3%	46,827	4.5%	46,915	4.2%
Other (3)	50,245	9.9%	46,360	8.6%	49,513	10.2%	58,291	10.8%	55,957	9.7%	96,605	9.2%	91,374	8.1%
Total	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$1,051,070	100.0%	$1,124,484	100.0%

Client location
United States	$436,106	85.7%	$445,858	82.3%	$389,125	80.5%	$448,932	83.3%	$464,730	80.3%	$881,964	83.9%	$888,124	79.0%
Europe	30,761	6.0%	67,282	12.4%	55,959	11.6%	40,810	7.6%	57,918	10.0%	98,043	9.3%	143,367	12.7%
Asia and Pacific	14,000	2.8%	11,983	2.2%	15,834	3.3%	21,314	4.0%	23,833	4.1%	25,983	2.5%	42,416	3.8%
Other	28,200	5.5%	16,880	3.1%	22,258	4.6%	27,938	5.2%	32,401	5.6%	45,080	4.3%	50,577	4.5%
Total	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$1,051,070	100.0%	$1,124,484	100.0%

Underwriting location
United States	$421,830	82.9%	$438,865	81.0%	$380,828	78.8%	$442,193	82.0%	$449,823	77.7%	$860,695	81.9%	$865,866	77.0%
Europe	70,901	13.9%	92,418	17.1%	86,791	18.0%	82,820	15.4%	108,115	18.7%	163,319	15.5%	224,819	20.0%
Other	16,336	3.2%	10,720	2.0%	15,557	3.2%	13,981	2.6%	20,944	3.6%	27,056	2.6%	33,799	3.0%
Total	$509,067	100.0%	$542,003	100.0%	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$1,051,070	100.0%	$1,124,484	100.0%

Net premiums earned
Programs	$112,942	22.2%	$115,964	22.8%	$119,081	23.2%	$118,087	22.7%	$114,043	22.5%	$228,906	22.5%	$223,224	22.7%
Professional lines (1)	107,420	21.1%	107,872	21.2%	109,529	21.4%	118,204	22.8%	116,031	22.9%	215,292	21.2%	228,775	23.2%
Construction and national accounts	71,580	14.0%	72,230	14.2%	68,529	13.4%	68,229	13.1%	72,064	14.2%	143,810	14.1%	141,053	14.3%
Property, energy, marine and aviation	53,825	10.6%	55,081	10.8%	57,732	11.3%	59,432	11.4%	66,221	13.0%	108,906	10.7%	127,810	13.0%
Excess and surplus casualty (2)	51,709	10.1%	52,347	10.3%	50,601	9.9%	48,716	9.4%	43,600	8.6%	104,056	10.2%	82,707	8.4%
Travel, accident and health	39,979	7.8%	33,732	6.6%	33,990	6.6%	34,991	6.7%	30,645	6.0%	73,711	7.2%	58,710	6.0%
Lenders products	21,259	4.2%	22,859	4.5%	24,252	4.7%	23,591	4.5%	22,763	4.5%	44,118	4.3%	46,595	4.7%
Other (3)	51,111	10.0%	47,829	9.4%	49,056	9.6%	48,137	9.3%	42,345	8.3%	98,940	9.7%	76,339	7.7%
Total	$509,825	100.0%	$507,914	100.0%	$512,770	100.0%	$519,387	100.0%	$507,712	100.0%	$1,017,739	100.0%	$985,213	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Gross premiums written	$342,101	$485,112	$314,604	$345,747	$349,841	$827,213	$866,894
Premiums ceded	(89,446)	(136,569)	(45,631)	(83,502)	(58,994)	(226,015)	(132,121)
Net premiums written	252,655	348,543	268,973	262,245	290,847	601,198	734,773
Change in unearned premiums	21,310	(68,826)	36,832	34,303	44,780	(47,516)	(57,798)
Net premiums earned	273,965	279,717	305,805	296,548	335,627	553,682	676,975
Other underwriting income	2,658	1,429	2,333	215	303	4,087	619
Losses and loss adjustment expenses	(111,183)	(112,532)	(118,705)	(123,784)	(150,325)	(223,715)	(289,961)
Acquisition expenses, net	(58,360)	(56,604)	(61,765)	(60,205)	(66,035)	(114,964)	(139,468)
Other operating expenses	(39,007)	(38,044)	(37,766)	(36,337)	(37,666)	(77,051)	(73,861)
Underwriting income	$68,073	$73,966	$89,902	$76,437	$81,904	$142,039	$174,304

Underwriting Ratios
Loss ratio	40.6%	40.2%	38.8%	41.7%	44.8%	40.4%	42.8%
Acquisition expense ratio	21.3%	20.2%	20.2%	20.3%	19.7%	20.8%	20.6%
Other operating expense ratio	14.2%	13.6%	12.3%	12.3%	11.2%	13.9%	10.9%
Combined ratio	76.1%	74.0%	71.3%	74.3%	75.7%	75.1%	74.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	3.6%	0.5%	4.7%	4.1%	3.8%	2.0%	2.3%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(21.5)%	(20.5)%	(20.7)%	(20.4)%	(20.2)%	(21.0)%	(20.4)%
Combined ratio excluding catastrophic activity and prior year development (1)	94.0%	94.0%	87.3%	90.6%	92.1%	94.1%	92.4%

Net premiums written to gross premiums written	73.9%	71.8%	85.5%	75.8%	83.1%	72.7%	84.8%

(1)	See Comments on Regulation G.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2015		2015		2014		2014		2014		2015		2014
Net premiums written
Other specialty (1)	$72,134	28.6%	$101,148	29.0%	$67,094	24.9%	$84,702	32.3%	$105,721	36.3%	$173,282	28.8%	$253,330	34.5%
Casualty (2)	64,778	25.6%	117,858	33.8%	59,412	22.1%	64,048	24.4%	67,823	23.3%	182,636	30.4%	194,536	26.5%
Property excluding property catastrophe (3)	57,005	22.6%	89,924	25.8%	115,843	43.1%	77,186	29.4%	54,887	18.9%	146,929	24.4%	150,014	20.4%
Property catastrophe	46,046	18.2%	15,443	4.4%	6,917	2.6%	24,056	9.2%	53,986	18.6%	61,489	10.2%	106,498	14.5%
Marine and aviation	9,461	3.7%	20,844	6.0%	16,886	6.3%	9,767	3.7%	6,880	2.4%	30,305	5.0%	23,791	3.2%
Other (4)	3,231	1.3%	3,326	1.0%	2,821	1.0%	2,486	0.9%	1,550	0.5%	6,557	1.1%	6,604	0.9%
Total	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$601,198	100.0%	$734,773	100.0%

Pro rata	$128,976	51.0%	$130,235	37.4%	$204,803	76.1%	$160,472	61.2%	$123,663	42.5%	$259,211	43.1%	$297,860	40.5%
Excess of loss	123,679	49.0%	218,308	62.6%	64,170	23.9%	101,773	38.8%	167,184	57.5%	341,987	56.9%	436,913	59.5%
Total	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$601,198	100.0%	$734,773	100.0%

Client location
United States	$130,780	51.8%	$140,687	40.4%	$107,392	39.9%	$123,966	47.3%	$134,649	46.3%	$271,467	45.2%	$357,897	48.7%
Europe	55,566	22.0%	142,939	41.0%	61,967	23.0%	62,102	23.7%	74,817	25.7%	198,505	33.0%	231,666	31.5%
Asia and Pacific	24,729	9.8%	14,134	4.1%	70,122	26.1%	24,590	9.4%	27,024	9.3%	38,863	6.5%	47,914	6.5%
Bermuda	22,503	8.9%	24,249	7.0%	12,011	4.5%	25,537	9.7%	30,497	10.5%	46,752	7.8%	40,072	5.5%
Other	19,077	7.6%	26,534	7.6%	17,481	6.5%	26,050	9.9%	23,860	8.2%	45,611	7.6%	57,224	7.8%
Total	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$601,198	100.0%	$734,773	100.0%

Underwriting location
Bermuda	$89,363	35.4%	$85,220	24.5%	$121,459	45.2%	$65,891	25.1%	$100,011	34.4%	$174,583	29.0%	$207,001	28.2%
United States	102,057	40.4%	138,467	39.7%	90,655	33.7%	120,095	45.8%	99,636	34.3%	240,524	40.0%	282,141	38.4%
Europe	63,587	25.2%	121,983	35.0%	50,539	18.8%	64,341	24.5%	87,080	29.9%	185,570	30.9%	228,943	31.2%
Other	(2,352)	(0.9)%	2,873	0.8%	6,320	2.3%	11,918	4.5%	4,120	1.4%	521	0.1%	16,688	2.3%
Total	$252,655	100.0%	$348,543	100.0%	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$601,198	100.0%	$734,773	100.0%

Net premiums earned
Other specialty (1)	$80,256	29.3%	$83,798	30.0%	$93,946	30.7%	$97,337	32.8%	$118,504	35.3%	$164,054	29.6%	$233,442	34.5%
Casualty (2)	83,186	30.4%	73,381	26.2%	79,119	25.9%	79,477	26.8%	90,176	26.9%	156,567	28.3%	168,922	25.0%
Property excluding property catastrophe (3)	69,600	25.4%	79,764	28.5%	87,287	28.5%	71,663	24.2%	69,172	20.6%	149,364	27.0%	144,546	21.4%
Property catastrophe	24,325	8.9%	27,270	9.7%	28,674	9.4%	32,423	10.9%	39,870	11.9%	51,595	9.3%	89,664	13.2%
Marine and aviation	13,423	4.9%	12,613	4.5%	13,854	4.5%	13,110	4.4%	15,259	4.5%	26,036	4.7%	34,154	5.0%
Other (4)	3,175	1.2%	2,891	1.0%	2,925	1.0%	2,538	0.9%	2,646	0.8%	6,066	1.1%	6,247	0.9%
Total	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$553,682	100.0%	$676,975	100.0%

Pro rata	$143,835	52.5%	$153,515	54.9%	$163,590	53.5%	$156,830	52.9%	$178,344	53.1%	$297,350	53.7%	$365,781	54.0%
Excess of loss	130,130	47.5%	126,202	45.1%	142,215	46.5%	139,718	47.1%	157,283	46.9%	256,332	46.3%	311,194	46.0%
Total	$273,965	100.0%	$279,717	100.0%	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$553,682	100.0%	$676,975	100.0%
(1)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.                (3) Includes facultative business.
(2)  Includes proportional motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (4) Includes life, casualty clash and other.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Gross premiums written	$68,572	$60,541	$57,584	$66,389	$55,476	$129,113	$103,383
Premiums ceded	(6,902)	(8,670)	(4,897)	(7,904)	(5,079)	(15,572)	(9,718)
Net premiums written	61,670	51,871	52,687	58,485	50,397	113,541	93,665
Change in unearned premiums	(9,211)	(1,504)	(1,658)	(5,539)	436	(10,715)	(4,067)
Net premiums earned	52,459	50,367	51,029	52,946	50,833	102,826	89,598
Other underwriting income (1)	3,686	7,718	1,870	988	1,216	11,404	1,982
Losses and loss adjustment expenses	(9,639)	(13,809)	(15,736)	(15,987)	(15,473)	(23,448)	(23,951)
Acquisition expenses, net	(10,200)	(10,418)	(16,807)	(11,958)	(11,481)	(20,618)	(20,635)
Other operating expenses	(19,679)	(20,369)	(18,814)	(17,913)	(16,288)	(40,048)	(30,164)
Underwriting income	$16,627	$13,489	$1,542	$8,076	$8,807	$30,116	$16,830

Underwriting Ratios
Loss ratio	18.4%	27.4%	30.8%	30.2%	30.4%	22.8%	26.7%
Acquisition expense ratio	19.4%	20.7%	32.9%	22.6%	22.6%	20.1%	23.0%
Other operating expense ratio	37.5%	40.4%	36.9%	33.8%	32.0%	38.9%	33.7%
Combined ratio	75.3%	88.5%	100.6%	86.6%	85.0%	81.8%	83.4%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(2.1)%	(5.6)%	1.7%	(1.4)%	0.1%	(3.8)%	(1.2)%
Combined ratio excluding prior year development (2)	77.4%	94.1%	98.9%	88.0%	84.9%	85.6%	84.6%

Net premiums written to gross premiums written	89.9%	85.7%	91.5%	88.1%	90.8%	87.9%	90.6%

Net premiums written by client location
United States	$47,460	$45,822	$47,027	$54,639	$46,111	$93,282	$82,667
Other	14,210	6,049	5,660	3,846	4,286	20,259	10,998
Total	$61,670	$51,871	$52,687	$58,485	$50,397	$113,541	$93,665

Net premiums written by underwriting location
United States	$30,589	$27,956	$25,255	$32,229	$24,594	$58,545	$41,325
Other	31,081	23,915	27,432	26,256	25,803	54,996	52,340
Total	$61,670	$51,871	$52,687	$58,485	$50,397	$113,541	$93,665

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See Comments on Regulation G.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$24,175	41.6%	$22,984	40.9%	$22,402	47.1%	$22,055	46.3%
Mortgage reinsurance	19,245	33.1%	20,262	36.1%	20,772	43.7%	21,097	44.3%
Other (2)	14,734	25.3%	12,944	23.0%	4,400	9.2%	4,464	9.4%
Total	$58,154	100.0%	$56,190	100.0%	$47,574	100.0%	$47,616	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$6,053	56.8%	$5,733	54.3%	$5,600	55.3%	$5,506	54.4%
Mortgage reinsurance	3,923	36.8%	4,209	39.9%	4,393	43.4%	4,483	44.3%
Other (2)	684	6.4%	619	5.9%	136	1.3%	136	1.3%
Total	$10,660	100.0%	$10,561	100.0%	$10,129	100.0%	$10,125	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$3,238	53.5%	$3,009	52.5%	$2,917	52.1%	$2,864	52.0%
680-739	1,994	32.9%	1,895	33.1%	1,846	33.0%	1,803	32.7%
620-679	696	11.5%	698	12.2%	700	12.5%	694	12.6%
<620	125	2.1%	131	2.3%	137	2.4%	145	2.6%
Total	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%
Weighted average FICO score	735		734		733		733

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,093	18.1%	$1,102	19.2%	$1,123	20.1%	$1,139	20.7%
90.01% to 95.00%	2,959	48.9%	2,742	47.8%	2,652	47.4%	2,558	46.5%
85.01% to 90.00%	1,685	27.8%	1,590	27.7%	1,552	27.7%	1,544	28.0%
85.00% and below	316	5.2%	299	5.2%	273	4.9%	265	4.8%
Total	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%
Weighted average LTV	93.2%		93.3%		93.4%		93.4%

Total RIF by State:
Wisconsin	$554	9.2%	$536	9.3%	$538	9.6%	$532	9.7%
California	527	8.7%	492	8.6%	480	8.6%	474	8.6%
Texas	325	5.4%	307	5.4%	302	5.4%	293	5.3%
Florida	297	4.9%	280	4.9%	273	4.9%	271	4.9%
Minnesota	291	4.8%	278	4.8%	274	4.9%	271	4.9%
Washington	243	4.0%	234	4.1%	232	4.1%	231	4.2%
Massachusetts	217	3.6%	213	3.7%	210	3.8%	209	3.8%
Virginia	215	3.6%	206	3.6%	200	3.6%	196	3.6%
Alaska	208	3.4%	209	3.6%	209	3.7%	207	3.8%
Michigan	200	3.3%	186	3.2%	181	3.2%	176	3.2%
Others	2,976	49.2%	2,792	48.7%	2,701	48.2%	2,646	48.1%
Total	$6,053	100.0%	$5,733	100.0%	$5,600	100.0%	$5,506	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.0%		24.9%		25.0%		25.0%
Analysts’ persistency (4)	78.2%		79.6%		80.9%		81.2%
Risk-to-capital ratio (5)	9.7:1		9.3:1		9.5:1		9.3:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.
(2)    Includes risk-sharing products offered to government sponsored enterprises and mortgage lenders and international insurance business.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued.
(4)    Represents the percentage of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(5)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio calculated for Arch Mortgage Insurance Company only (estimate for June 30, 2015).

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Six Months Ended
	June 30, 2015		March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2015
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (1)	$2,709		$1,808		$1,359		$1,982		$4,517

Total NIW by credit quality (FICO score):
>=740	$1,723	63.6%	$1,064	58.8%	$730	53.7%	$1,279	64.5%	$2,787	61.7%
680-739	842	31.1%	602	33.3%	480	35.3%	629	31.7%	1,444	32.0%
620-679	143	5.3%	142	7.9%	149	11.0%	74	3.7%	285	6.3%
<620	1	—%	—	—%	—	—%	—	—%	1	—%
Total	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$4,517	100.0%

Total NIW by LTV:
95.01% and above	$165	6.1%	$86	4.8%	$79	5.8%	$81	4.1%	$251	5.6%
90.01% to 95.00%	1,227	45.3%	682	37.7%	620	45.6%	904	45.6%	1,909	42.3%
85.01% to 90.00%	908	33.5%	583	32.2%	389	28.6%	646	32.6%	1,491	33.0%
85.01% and below	409	15.1%	457	25.3%	271	19.9%	351	17.7%	866	19.2%
Total	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$4,517	100.0%

Total NIW purchase vs. refinance:
Purchase	$1,830	67.6%	$918	50.8%	$950	69.9%	$1,234	62.3%	$2,748	60.8%
Refinance	879	32.4%	890	49.2%	409	30.1%	748	37.7%	1,769	39.2%
Total	$2,709	100.0%	$1,808	100.0%	$1,359	100.0%	$1,982	100.0%	$4,517	100.0%

Ending number of policies in force (PIF)	137,724		133,079		131,111		129,665

Rollforward of insured loans in default:
Beginning delinquent number of loans	3,006		3,474		3,625		3,641		3,474
Plus: new notices	1,145		1,190		1,402		1,553		2,335
Less: cures	(1,011)		(1,376)		(1,202)		(1,168)		(2,387)
Less: paid claims	(292)		(288)		(351)		(397)		(580)
Less: delinquent rescissions and denials	2		6		—		(4)		8
Ending delinquent number of loans	2,850		3,006		3,474		3,625		2,850

Ending percentage of loans in default	2.1%		2.3%		2.6%		2.8%

Losses:
Number of claims paid	292		288		351		397		580
Total paid claims (in thousands)	$12,672		$12,180		$15,358		$17,093		$24,852
Average per claim (in thousands)	$43.4		$42.3		$43.8		$43.1		$42.8
Severity (2)	97.0%		97.1%		99.2%		93.7%		97.1%

Average reserve per default (in thousands)	$32.9		$33.1		$27.5		$27.1

(1)    The original principal balance of all loans that received coverage during the period.
(2)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2015		2015		2014		2014		2014
Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$9,927,603	68.4%	$10,427,810	72.2%	$10,750,770	73.6%	$10,733,382	73.6%	$10,714,532	72.9%
Fixed maturities, at fair value (3)	387,941	2.7%	348,689	2.4%	377,053	2.6%	359,409	2.5%	372,746	2.5%
Fixed maturities pledged under securities lending agreements, at fair value	373,969	2.6%	253,115	1.8%	50,802	0.3%	107,547	0.7%	82,730	0.6%
Total fixed maturities	10,689,513	73.7%	11,029,614	76.4%	11,178,625	76.6%	11,200,338	76.8%	11,170,008	76.0%
Short-term investments available for sale, at fair value	875,727	6.0%	855,032	5.9%	797,226	5.5%	748,659	5.1%	977,058	6.7%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	—	—%	—	—%	—	—%	4,301	—%
Cash	470,011	3.2%	402,314	2.8%	474,247	3.2%	486,351	3.3%	471,721	3.2%
Equity securities available for sale, at fair value	701,623	4.8%	687,713	4.8%	658,182	4.5%	582,075	4.0%	608,820	4.1%
Equity securities, at fair value (3)	248	—%	907	—%	—	—%	—	—%	—	—%
Other investments available for sale, at fair value	377,677	2.6%	329,677	2.3%	296,224	2.0%	431,833	3.0%	457,567	3.1%
Other investments, at fair value (3)	899,763	6.2%	880,660	6.1%	878,774	6.0%	833,752	5.7%	848,791	5.8%
Investments accounted for using the equity method (4)	472,926	3.3%	412,367	2.9%	349,014	2.4%	307,252	2.1%	281,464	1.9%
Securities transactions entered into but not settled at the balance sheet date	26,066	0.2%	(162,136)	(1.1)%	(32,802)	(0.2)%	(9,835)	(0.1)%	(130,922)	(0.9)%
Total investable assets managed by the Company	$14,513,554	100.0%	$14,436,148	100.0%	$14,599,490	100.0%	$14,580,425	100.0%	$14,688,808	100.0%

Average effective duration (in years)	3.05		3.35		3.34		3.28		3.14
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2
Embedded book yield (before investment expenses)	2.07%		2.21%		2.18%		2.21%		2.17%

(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Investable assets in ‘other’ segment:
Cash	$55,063	$68,698	$11,455	$177,375	$454,722
Investments accounted for using the fair value option	1,325,535	1,191,266	1,169,226	1,005,532	819,481
Securities transactions entered into but not settled at the balance sheet date	(40,024)	7,624	(17,441)	(58,859)	(159,484)
Total investable assets included in ‘other’ segment	$1,340,574	$1,267,588	$1,163,240	$1,124,048	$1,114,719

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total
At June 30, 2015
Corporates	$2,976,046	$24,786	$(48,482)	$(23,696)	$2,999,742	99.2%	27.8%
Non-U.S. government-backed corporates	104,602	1,615	(3,235)	(1,620)	106,222	98.5%	1.0%
U.S. government and government agencies	1,899,868	8,463	(3,720)	4,743	1,895,125	100.3%	17.8%
Agency mortgage-backed securities	633,159	2,985	(2,470)	515	632,644	100.1%	5.9%
Non-agency mortgage-backed securities	263,086	9,330	(1,761)	7,569	255,517	103.0%	2.5%
Agency commercial mortgage-backed securities	60,291	303	(42)	261	60,030	100.4%	0.6%
Non-agency commercial mortgage-backed securities	771,868	6,457	(4,880)	1,577	770,291	100.2%	7.2%
Municipal bonds	1,760,384	19,601	(9,004)	10,597	1,749,787	100.6%	16.5%
Non-U.S. government securities	868,853	10,343	(32,720)	(22,377)	891,230	97.5%	8.1%
Asset-backed securities	1,351,356	7,324	(3,364)	3,960	1,347,396	100.3%	12.6%
Total	$10,689,513	$91,207	$(109,678)	$(18,471)	$10,707,984	99.8%	100.0%

At December 31, 2014
Corporates	$3,295,930	$36,682	$(37,175)	$(493)	$3,296,423	100.0%	29.5%
Non-U.S. government-backed corporates	83,209	1,246	(1,799)	(553)	83,762	99.3%	0.7%
U.S. government and government agencies	1,447,972	8,345	(1,760)	6,585	1,441,387	100.5%	13.0%
Agency mortgage-backed securities	664,151	7,481	(2,133)	5,348	658,803	100.8%	5.9%
Non-agency mortgage-backed securities	301,382	11,362	(1,709)	9,653	291,729	103.3%	2.7%
Agency commercial mortgage-backed securities	133,366	183	(2,971)	(2,788)	136,154	98.0%	1.2%
Non-agency commercial mortgage-backed securities	981,162	14,411	(851)	13,560	967,602	101.4%	8.8%
Municipal bonds	1,494,122	31,227	(1,044)	30,183	1,463,939	102.1%	13.4%
Non-U.S. government securities	1,099,390	21,311	(37,203)	(15,892)	1,115,282	98.6%	9.8%
Asset-backed securities	1,677,941	8,425	(6,089)	2,336	1,675,605	100.1%	15.0%
Total	$11,178,625	$140,673	$(92,734)	$47,939	$11,130,686	100.4%	100.0%

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2015		2015		2014		2014		2014
Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,593,318	24.3%	$2,199,182	19.9%	$2,245,489	20.1%	$2,328,587	20.8%	$2,339,891	20.9%
AAA	3,639,910	34.1%	4,166,106	37.8%	4,299,060	38.5%	4,282,341	38.2%	4,250,726	38.1%
AA	1,967,666	18.4%	2,000,435	18.1%	1,917,392	17.2%	1,964,325	17.5%	2,072,825	18.6%
A	1,474,583	13.8%	1,603,861	14.5%	1,739,922	15.6%	1,623,894	14.5%	1,462,471	13.1%
BBB	337,517	3.2%	410,147	3.7%	339,395	3.0%	322,067	2.9%	330,207	3.0%
BB	212,561	2.0%	195,163	1.8%	157,232	1.4%	166,799	1.5%	169,865	1.5%
B	170,859	1.6%	176,590	1.6%	184,869	1.7%	203,395	1.8%	195,951	1.8%
Lower than B	136,784	1.3%	150,000	1.4%	154,823	1.4%	157,499	1.4%	177,309	1.6%
Not rated	156,315	1.5%	128,130	1.2%	140,443	1.3%	151,431	1.4%	170,763	1.5%
Total fixed maturities, at fair value	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$387,896	3.6%	$288,299	2.6%	$247,825	2.2%	$266,002	2.4%	$222,741	2.0%
Due after one year through five years	4,288,771	40.1%	3,983,422	36.1%	4,288,440	38.4%	4,409,460	39.4%	4,640,884	41.5%
Due after five years through ten years	2,556,513	23.9%	2,771,736	25.1%	2,587,397	23.1%	2,310,260	20.6%	2,057,463	18.4%
Due after 10 years	376,573	3.5%	382,273	3.5%	296,961	2.7%	273,106	2.4%	263,696	2.4%
	7,609,753	71.2%	7,425,730	67.3%	7,420,623	66.4%	7,258,828	64.8%	7,184,784	64.3%
Mortgage-backed securities	896,245	8.4%	839,621	7.6%	965,533	8.6%	984,767	8.8%	1,155,192	10.3%
Commercial mortgage-backed securities	832,159	7.8%	1,106,332	10.0%	1,114,528	10.0%	1,232,092	11.0%	1,119,401	10.0%
Asset-backed securities	1,351,356	12.6%	1,657,931	15.0%	1,677,941	15.0%	1,724,651	15.4%	1,710,631	15.3%
Total fixed maturities, at fair value	$10,689,513	100.0%	$11,029,614	100.0%	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2015		2015		2014		2014		2014
Sector:
Industrials	$1,705,524	57.3%	$1,840,470	55.8%	$1,727,553	52.4%	$1,557,042	47.9%	$1,619,675	52.4%
Financials	896,655	30.1%	1,014,923	30.8%	1,149,620	34.9%	1,237,335	38.0%	1,071,628	34.7%
Covered bonds	171,368	5.8%	184,197	5.6%	209,611	6.4%	232,292	7.1%	235,787	7.6%
Utilities	147,563	5.0%	191,341	5.8%	146,442	4.4%	148,331	4.6%	128,012	4.1%
All other (1)	54,936	1.8%	65,090	2.0%	62,704	1.9%	77,381	2.4%	37,221	1.2%
Total fixed maturities, at fair value	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%

Credit quality distribution (2):
AAA	$429,889	14.4%	$476,205	14.4%	$423,819	12.9%	$446,836	13.7%	$421,711	13.6%
AA	778,677	26.2%	840,763	25.5%	773,893	23.5%	852,197	26.2%	843,638	27.3%
A	1,101,592	37.0%	1,236,797	37.5%	1,399,218	42.5%	1,211,315	37.2%	1,059,987	34.3%
BBB	243,514	8.2%	320,014	9.7%	271,826	8.2%	262,418	8.1%	277,614	9.0%
BB	161,134	5.4%	150,996	4.6%	127,010	3.9%	126,557	3.9%	126,092	4.1%
B	152,712	5.1%	163,263	5.0%	173,582	5.3%	193,645	6.0%	180,907	5.9%
Lower than B	10,332	0.3%	13,606	0.4%	20,223	0.6%	21,248	0.7%	34,213	1.1%
Not rated	98,196	3.3%	94,377	2.9%	106,359	3.2%	138,165	4.2%	148,161	4.8%
Total fixed maturities, at fair value	$2,976,046	100.0%	$3,296,021	100.0%	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%
(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2015, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Apple Inc.	$81,071	2.7%	0.6%	AA+/Aa1
General Electric Co.	75,677	2.5%	0.5%	AA+/A1
Exxon Mobil Corp.	71,048	2.4%	0.5%	AAA/Aaa
International Business Machines Corp.	69,076	2.3%	0.5%	AA-/Aa3
Microsoft Corporation	59,000	2.0%	0.4%	AAA/Aaa
Porsche Automobil Holding SE	56,999	1.9%	0.4%	A/A2
Chevron Corp.	54,335	1.8%	0.4%	AA/Aa1
Daimler AG	50,662	1.7%	0.3%	A-/A3
Oracle Corporation	50,051	1.7%	0.3%	AA-/A1
Toyota Motor Corporation	46,020	1.5%	0.3%	AA-/Aa3
Total	$613,939	20.6%	4.2%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2015, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)
Non-agency MBS:	2003-2008	$113,967	CC+	$122,725	107.7%	0.8%	Wtd. average loan age (months)	74	25
	2009	24,481	AAA	24,328	99.4%	0.2%	Wtd. average life (months) (2)	48	54
	2010	18,943	AA	18,511	97.7%	0.1%	Wtd. average loan-to-value % (3)	57.1%	53.1%
	2013	28,555	AAA	28,418	99.5%	0.2%	Total delinquencies (4)	9.7%	0.5%
	2014	44,747	AA	44,734	100.0%	0.3%	Current credit support % (5)	13.3%	39.2%
	2015	24,824	AA-	24,370	98.2%	0.2%
Total non-agency MBS		$255,517	BB+	$263,086	103.0%	1.8%

Non-agency CMBS:	2002-2008	$38,887	BBB+	$39,660	102.0%	0.3%
	2009	364	BBB-	367	100.8%	—%
	2010	10,312	AAA	10,505	101.9%	0.1%
	2011	44,008	AAA	44,291	100.6%	0.3%
	2012	66,343	AAA	67,460	101.7%	0.5%
	2013	117,096	AA+	119,660	102.2%	0.8%
	2014	283,569	AAA	284,337	100.3%	2.0%
	2015	209,714	AAA	205,588	98.0%	1.4%
Total non-agency CMBS		$770,293	AA+	$771,868	100.2%	5.3%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at June 30, 2015. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 18% to 106%, while the range of loan-to-values on CMBS is 7% to 203%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (CMO) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at June 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets
Sector:
Credit cards	$488,734	AAA	16%	$490,188	100.3%	3.4%
Autos	331,042	AAA	26%	332,204	100.4%	2.3%
Loans	274,485	AA-	27%	275,156	100.2%	1.9%
Equipment	156,103	AA-	10%	155,391	99.5%	1.1%
Other (1)	97,030	A	17%	98,418	101.4%	0.7%
Total ABS (2)	$1,347,394	AA+		$1,351,357	100.3%	9.3%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 1.7 years at June 30, 2015. The Company’s investment portfolio included sub-prime securities with a par value of $20.9 million and estimated fair value of $11.9 million and an average credit quality of “CCC-/Caa3” from S&P/Moody’s at June 30, 2015. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $5.7 million and an average credit quality of “CCC/Ca” from S&P/Moody’s at June 30, 2015.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at June 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets
Composition:
Investment funds accounted for using the equity method	$3,858	1.1%	—%
Term loan investments (1)	357,936	98.9%	2.5%
Total	$361,794	100.0%	2.5%

Currency:
U.S.-denominated	$255,348	70.6%	1.8%
Euro-denominated	106,446	29.4%	0.7%
Total	$361,794	100.0%	2.5%

Sector:
Consumer non-cyclical	$83,384	23.0%	0.6%
Consumer cyclical	82,446	22.8%	0.6%
Industrials	64,141	17.7%	0.4%
Media	41,280	11.4%	0.3%
Basic materials	34,483	9.5%	0.2%
Utilities	32,639	9.0%	0.2%
All other	23,421	6.5%	0.2%
Total	$361,794	100.0%	2.5%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at June 30, 2015, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Loans (3)	and Other	Total
Country (1):
Netherlands	$95,510	$8,630	$52,424	$10,890	$—	$167,454
Germany	85,932	—	31,776	27,549	62	145,319
Ireland	—	—	30,963	118	13,974	45,055
Supranational (4)	34,233	—	—	—	—	34,233
Luxembourg	—	—	28,203	5,816	—	34,019
France	2,107	1,755	5,187	4,019	5,872	18,940
Belgium	9,920	—	—	—	—	9,920
Slovenia	1,722	—	—	—	—	1,722
Austria	902	—	—	168	—	1,070
Italy	—	—	558	459	—	1,017
Spain	—	—	817	—	—	817
Greece	60	—	—	—	—	60
Total	$230,386	$10,385	$149,928	$49,019	$19,908	$459,626

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any other Eurozone investments at June 30, 2015.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Included in “term loan investments” in the Bank Loan Investments table.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

27

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development for the insurance segment and reinsurance segment and a combined ratio excluding prior year development for the mortgage segment. These ratios are “non-GAAP financial measures” as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratio excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the core underwriting performance of each of its underwriting segments.

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Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
After-tax operating income available to Arch common shareholders	$145,956	$149,846	$150,184	$142,055	$160,669	$295,802	$325,073
Net realized gains (losses), net of tax	(28,074)	61,934	26,847	27,476	50,267	33,860	68,540
Net impairment losses recognized in earnings, net of tax	(1,113)	(5,799)	(3,837)	(8,593)	(14,749)	(6,912)	(17,720)
Equity in net income of investment funds accounted for using the equity method, net of tax	16,113	5,532	2,252	4,765	9,054	21,645	12,218
Net foreign exchange gains (losses), net of tax	(22,577)	66,339	34,233	57,488	(2,710)	43,762	(8,564)
Net income available to Arch common shareholders	$110,305	$277,852	$209,679	$223,191	$202,531	$388,157	$379,547

Diluted per common share results:
After-tax operating income available to Arch common shareholders	$1.16	$1.17	$1.15	$1.05	$1.17	$2.33	$2.38
Net realized gains (losses), net of tax	$(0.22)	$0.48	$0.21	$0.20	$0.37	$0.27	$0.50
Net impairment losses recognized in earnings, net of tax	$(0.01)	$(0.05)	$(0.03)	$(0.06)	$(0.11)	$(0.06)	$(0.13)
Equity in net income of investment funds accounted for using the equity method, net of tax	$0.13	$0.04	$0.01	$0.03	$0.07	$0.17	$0.09
Net foreign exchange gains (losses), net of tax	$(0.18)	$0.52	$0.26	$0.42	$(0.02)	$0.34	$(0.06)
Net income available to Arch common shareholders	$0.88	$2.16	$1.60	$1.64	$1.48	$3.05	$2.78

Weighted average common shares and common share equivalents outstanding — diluted	125,885,420	128,451,054	130,855,218	135,876,605	136,889,944	127,156,713	136,716,889

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
After-tax operating income available to Arch common shareholders	$145,956	$149,846	$150,184	$142,055	$160,669	$295,802	$325,073
Annualized after-tax operating income available to Arch common shareholders (a)	$583,824	$599,384	$600,736	$568,220	$642,676	$591,604	$650,146

Beginning common shareholders’ equity	$5,963,702	$5,805,053	$5,756,046	$5,904,399	$5,567,133	$5,805,053	$5,322,496
Ending common shareholders’ equity	5,812,515	5,963,702	5,805,053	5,756,046	5,904,399	5,812,515	5,904,399
Average common shareholders’ equity (b)	$5,888,109	$5,884,378	$5,780,550	$5,830,223	$5,735,766	$5,808,784	$5,613,448

Annualized operating return on average common equity (a)/(b)	9.9%	10.2%	10.4%	9.7%	11.2%	10.2%	11.6%

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

The following table provides a reconciliation of the components of after-tax operating income available to Arch common shareholders and the effective tax rate on pre-tax operating income available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2015	2015	2014	2014	2014	2015	2014
Arch Operating Income Components (excludes ‘Other’ segment):
Income before income taxes	$121,913	$293,474	$222,280	$236,400	$215,521	$415,387	$402,108
Less:
Net realized gains	(26,860)	65,509	31,310	31,411	50,966	38,649	70,663
Net impairment losses recognized in earnings	(1,113)	(5,799)	(3,837)	(8,593)	(14,749)	(6,912)	(17,720)
Equity in net income of investment funds accounted for using the equity method	16,167	5,889	2,424	4,966	9,240	22,056	12,493
Net foreign exchange gains (losses)	(22,571)	66,853	34,467	57,611	(2,764)	44,282	(9,420)
Pre-tax operating income	156,290	161,022	157,916	151,005	172,828	317,312	346,092
Arch share of ‘Other’ segment operating income (loss) (1)	1,305	612	452	317	(536)	1,917	(978)
Pre-tax operating income available to Arch (b)	157,595	161,634	158,368	151,322	172,292	319,229	345,114
Income tax expense (a)	(6,154)	(6,304)	(2,699)	(3,783)	(6,138)	(12,458)	(9,072)
After-tax operating income available to Arch	151,441	155,330	155,669	147,539	166,154	306,771	336,042
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(10,969)	(10,969)
After-tax operating income available to Arch common shareholders	$145,956	$149,846	$150,184	$142,055	$160,669	$295,802	$325,073
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	3.9%	3.9%	1.7%	2.5%	3.6%	3.9%	2.6%

Balances in ‘Other’ segment:
Underwriting income (loss)	$(3,229)	$1,768	$(836)	$(80)	$(1,042)	$(1,461)	$(2,164)
Net investment income	19,792	8,706	9,850	7,866	532	28,498	533
Other expenses	—	—	—	—	347	—	(2,329)
Preferred dividends	(4,743)	(4,908)	(4,910)	(4,909)	(4,857)	(9,651)	(4,909)
Pre-tax operating income available to common shareholders	11,820	5,566	4,104	2,877	(5,020)	17,386	(8,869)
Arch ownership	11%	11%	11%	11%	11%	11%	11%
Arch share of ‘Other’ segment operating income (loss) (1)	$1,305	$612	$452	$317	$(536)	$1,917	$(978)

(1)     Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Debt:
Senior notes, due May 1, 2034 ($300,000 principal, 7.35%) (1)	$296,834	$296,815	$296,796	$296,777	$296,759
Senior notes, due November 1, 2043 ($500,000 principal, 5.144%) (2)	494,388	494,366	494,345	494,324	494,303
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$891,222	$891,181	$891,141	$891,101	$891,062

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,812,515	5,963,702	5,805,053	5,756,046	5,904,399
Total shareholders’ equity available to Arch	$6,137,515	$6,288,702	$6,130,053	$6,081,046	$6,229,399

Total capital available to Arch	$7,028,737	$7,179,883	$7,021,194	$6,972,147	$7,120,461

Common shares outstanding, net of treasury shares (b)	122,403,909	124,760,841	127,367,934	130,700,619	135,030,886

Book value per common share (3) (a)/(b)	$47.49	$47.80	$45.58	$44.04	$43.73

Leverage ratios:
Senior notes/total capital	11.3%	11.0%	11.3%	11.3%	11.1%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.4%	1.4%	1.4%
Debt/total capital	12.7%	12.4%	12.7%	12.8%	12.5%
Preferred/total capital	4.6%	4.5%	4.6%	4.7%	4.6%
Debt and preferred/total capital	17.3%	16.9%	17.3%	17.4%	17.1%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended									Cumulative
	June 30,		March 31,		December 31,		September 30,		June 30,	June 30,
	2015		2015		2014		2014		2014	2015
Effect of share repurchases:
Aggregate cost of shares repurchased	$198,979		$162,898		$202,218		$251,919		$—	$3,603,899
Shares repurchased	3,165,975		2,731,248		3,593,114		4,593,726		—	124,031,305
Average price per share repurchased	$62.85		$59.64		$56.28		$54.84		$—	$29.06

Average book value per common share (1)	$47.65		$46.69		$44.81		$43.89		$42.63
Average repurchase price-to-book multiple	1.32	x	1.28	x	1.26	x	1.25	x	—

Remaining share repurchase authorization (2)	$525,263

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

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